UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 23, 2019

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55611	47-3342387
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File number)	Identification No.)

205 South Beverly Drive, Suite 205, Beverly Hills, CA 90212

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (310) 387-7887

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq.

Hateley & Hampton

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

Phone: (310) 576-4758

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Certifying Accountant

Effective October 7, 2019 Dale Matheson Carr-Hilton LaBonte LLP (“DMCL”) was dismissed as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved the dismissal of DMCL as the independent registered public accounting firm.

The reports of DMCL regarding the Company’s financial statements for the fiscal year ended December 31, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of DMCL on the Company’s financial statements for fiscal year ended December 31, 2018 contained an explanatory paragraph which noted that the Company has not generated revenue sufficient to cover operating costs and short term further losses are anticipated and that the Company may require additional funds to meet its obligations and the costs of its operations.

DMCL was engaged on January 24, 2017. During the period from January 24, 2017, until the date of dismissal, (i) there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DMCL would have caused it to make reference to such disagreement in its reports should they have been issued; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. (iii) the reason for transitioning audit firms is because we believe an US based audit firm is more suited to understand the US real estate market and US real estate investment concepts and our new auditor has quoted less costs.

The Company has provided DMCL with a copy of the foregoing disclosures and requested that DMCL furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Independent Certifying Accountant

Effective October 7, 2019 the Board of Directors of the Company engaged M&K CPAS, PLLC (“M&K”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2019.

During the Company’s last fiscal year and through the interim periods preceding the engagement of M&K, the Company (a) has not engaged M&K as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiaries of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with M&K regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by M&K concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 EXHIBITS

16.1 Letter from Dale Matteson Carr-Hilton LaBonte LLP, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HUBILU VENTURE CORPORATION

Date: October 23, 2019

/s/ David Behrend
David Behrend
Chief Executive Officer